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                                                                   EXHIBIT 10.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

June 27, 2003

Securities and Exchange Commission
450 Fifth Street, N.W
Washington, D.C. 20549

Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code.

         Agustin Garcia Mansilla, the Chief Executive Officer and Gustavo Castelli, the Chief Financial Officer of Quilmes Industrial (QUINSA), Societe Anonyme, each certifies that, to the best of his knowledge:

         1. the Annual Report on Form 20-F (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Quilmes Industrial (QUINSA), Societe Anonyme.

                                                  /s/ Agustin Garcia Mansilla
                                                  ------------------------------
                                                  Name: Agustin Garcia Mansilla
                                                  Chief Executive Officer

                                                  /s/ Gustavo Castelli
                                                  ------------------------------
                                                  Name: Gustavo Castelli
                                                  Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act, has been provided to Quilmes Industrial (QUINSA), Societe Anonyme and will be retained by Quilmes Industrial (QUINSA), Societe Anonyme and furnished to the Securities and Exchange Commission or its staff upon request.